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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Tennessee                      000-50360               62-1564496
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)



                  1281 Murfreesboro Road
                   Nashville, Tennessee                         37217
         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (615) 399-4700



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On February 10, 2004, Direct General Corporation issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 10, 2004


                                       DIRECT GENERAL CORPORATION


                                       By:  /s/ Ronald F. Wilson
                                          ----------------------------
                                            Ronald F. Wilson
                                            Secretary



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